UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2015

FREESCALE SEMICONDUCTOR, LTD.
(Exact name of registrant as specified in charter)

Bermuda	001-35184	98-0522138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

6501 William Cannon Drive West, Austin, Texas 78735
(Address of principal executive offices) (Zip Code)

(512) 895-2000
(Registrant's telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On March 23, 2015, Freescale Semiconductor, Ltd. issued a press release announcing that Freescale Semiconductor, Inc. (“Freescale”), its wholly owned indirect subsidiary, launched consent solicitations to amend the indentures governing its 5.000% Senior Secured Notes due 2021 and 6.000% Senior Secured Notes due 2022.  Freescale is undertaking the consent solicitations at the request and expense of NXP Semiconductors N.V. ("NXP") pursuant to the Agreement and Plan of Merger, dated as of March 1, 2015, by and among NXP, Nimble Acquisition Limited and Freescale Semiconductor, Ltd.  A copy of the press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits

99.1	Press release issued by Freescale Semiconductor, Ltd. on March 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, LTD.

Date:	March 23, 2015	By:	/s/ Dathan C. Voelter
Name: Dathan C. Voelter
Title: Assistant Secretary

EXHIBIT INDEX

99.1	Press release issued by Freescale Semiconductor, Ltd. on March 23, 2015.